Exhibit 99.1

(NYSE Listed: PPO) Second Quarter 2013 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand does not materialize as anticipated; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

3 Second Quarter Adjusted Results (1) (1) Adjusted results for all periods presented reflect the presentation of discontinued operations. The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, C and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except per share data) Adjusted Adjusted June 29, June 30, 2013 2012 Net sales 168.9 $ 167.6 $ Cost of goods sold 107.6 101.8 Gross profit 61.3 65.8 Gross profit margin 36.3% 39.3% Selling, general and administrative expenses 27.5 27.0 Operating income 33.8 38.8 Operating income margin 20.0% 23.2% Interest expense and other, net 10.1 8.0 Income from continuing operations before income taxes 23.7 30.8 Income taxes 7.8 9.7 Income from continuing operations 15.9 21.1 Income from discontinued operations, net of income taxes 2.9 2.8 Net income 18.8 $ 23.9 $ Net income per share - diluted: Continuing operations 0.34 $ 0.45 $ Discontinued operations 0.06 0.06 Net income per share 0.40 $ 0.51 $ Weighted average shares outstanding - diluted 46.9 47.2 Three Months Ended

4 Second Quarter Year to Date Adjusted Results (1) (1) Adjusted results for all periods presented reflect the presentation of discontinued operations. The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except per share data) Adjusted Adjusted June 29, June 30, 2013 2012 Net sales 314.8 $ 325.2 $ Cost of goods sold 204.4 193.2 Gross profit 110.4 132.0 Gross profit margin 35.1% 40.6% Selling, general and administrative expenses 53.2 55.5 Operating income 57.2 76.5 Operating income margin 18.2% 23.5% Interest expense and other, net 19.9 16.6 Income from continuing operations before income taxes 37.3 59.9 Income taxes 11.9 19.5 Income from continuing operations 25.4 40.4 Income from discontinued operations, net of income taxes 6.3 5.8 Net income 31.7 $ 46.2 $ Net income per share - diluted: Continuing operations 0.54 $ 0.86 $ Discontinued operations 0.13 0.12 Net income per share 0.67 $ 0.98 $ Weighted average shares outstanding - diluted 47.1 47.2 Six Months Ended

POLYPORE

Segment Results

(unaudited, in millions)

	Three Months Ended					Six Months Ended				
Sales	June 29, 2013		June 30, 2012		Change	June 29, 2013		June 30, 2012		Change
Energy storage:										
Electronics and EDVs	$	42.2	$	47.4	(11.0%)	$	66.6	$	89.8	(25.8%)
Transportation and industrial		80.4		73.9	8.8%		156.4		143.9	8.7%
Total		122.6		121.3	1.1%		223.0		233.7	(4.6%)
Separations media:										
Healthcare		30.0		28.5	5.3%		59.5		56.1	6.1%
Filtration and specialty		16.3		17.8	(8.4%)		32.3		35.4	(8.8%)
Total		46.3		46.3	0.0%		91.8		91.5	0.3%
Total	$	168.9	$	167.6	0.8%	$	314.8	$	325.2	(3.2%)
Segment Operating Income (1)										
Electronics and EDVs - $	$	10.8	$	14.5	(25.5%)	$	8.3	$	31.3	(73.5%)
% sales		25.6%		30.6%			12.5%		34.9%	
Transportation and industrial - $		16.8		17.1	(1.8%)		33.0		32.7	0.9%
% sales		20.9%		23.1%			21.1%		22.7%	
Separations media - $		13.8		13.0	6.2%		29.3		26.8	9.3%
% sales		29.8%		28.1%			31.9%		29.3%	
Corporate and other - $		(7.6)		(5.8)	(31.0%)		(13.4)		(14.3)	6.3%
% sales		(4.5%)		(3.5%)			(4.3%)		(4.4%)	
Segment operating income	$	33.8	$	38.8	(12.9%)	$	57.2	$	76.5	(25.2%)
Segment operating income %		20.0%		23.2%			18.2%		23.5%	

(1) Adjusted results for all periods presented reflect the presentation of discontinued operations. The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results.

5

6 Transportation and Industrial Segment Historical Quarterly Results (1) Schedule shows historical quarterly segment results for the transportation and industrial segment, excluding discontinued operations. (unaudited, in millions) Year to Date 2013 March 30, June 29, June 29, 2013 2013 2013 Sales 76.1 $ 80.4 $ 156.4 $ Segment operating income 16.2 16.8 33.0 % sales 21.3% 20.9% 21.1% Depreciation and amortization 2.8 2.9 5.7 Year Ended 2012 March 31, June 30, December 29, December 29, 2012 2012 2012 2012 2012 Sales 70.1 $ 73.9 $ 76.7 $ 78.4 $ 299.0 $ Segment operating income 15.6 17.1 16.1 17.3 66.1 % sales 22.3% 23.1% 21.0% 22.1% 22.1% Depreciation and amortization 2.2 2.3 2.5 2.7 9.7 September 29, Three Months Ended Three Months Ended

7 EXHIBITS

8 Exhibit A Second Quarter 2013 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 168.9 $ - $ 168.9 $ Cost of goods sold 108.5 (0.9) d 107.6 Gross profit 60.4 0.9 61.3 Selling, general and administrative expenses 32.4 (4.9) a,b 27.5 Operating income 28.0 5.8 33.8 Other (income) expense: Interest expense, net 9.9 - 9.9 Foreign currency and other (0.1) 0.3 c 0.2 9.8 0.3 10.1 Income from continuing operations before income taxes 18.2 5.5 23.7 Income taxes 5.7 2.1 h 7.8 Income from continuing operations 12.5 3.4 15.9 Income from discontinued operations, net of income taxes 2.9 - 2.9 Net income 15.4 $ 3.4 $ 18.8 $ Net income per share - diluted: Continuing operations 0.27 $ 0.07 $ 0.34 $ Discontinued operations 0.06 - 0.06 Net income per share 0.33 $ 0.07 $ 0.40 $ Weighted average shares outstanding - diluted 46.9 46.9 Three Months Ended June 29, 2013

9 Exhibit B Second Quarter YTD 2013 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 314.8 $ - $ 314.8 $ Cost of goods sold 205.2 (0.8) d 204.4 Gross profit 109.6 0.8 110.4 Selling, general and administrative expenses 63.1 (9.9) a,b,e 53.2 Operating income 46.5 10.7 57.2 Other (income) expense: Interest expense, net 19.7 - 19.7 Foreign currency and other 0.7 (0.5) c 0.2 20.4 (0.5) 19.9 Income from continuing operations before income taxes 26.1 11.2 37.3 Income taxes 7.9 4.0 h 11.9 Income from continuing operations 18.2 7.2 25.4 Income from discontinued operations, net of income taxes 6.3 - 6.3 Net income 24.5 $ 7.2 $ 31.7 $ Net income per share - diluted: Continuing operations 0.39 $ 0.15 $ 0.54 $ Discontinued operations 0.13 - 0.13 Net income per share 0.52 $ 0.15 $ 0.67 $ Weighted average shares outstanding - diluted 47.1 47.1 Six Months Ended June 29, 2013

10 Exhibit C Second Quarter 2012 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 167.6 $ - $ 167.6 $ Cost of goods sold 102.2 (0.4) d 101.8 Gross profit 65.4 0.4 65.8 Selling, general and administrative expenses 31.4 (4.4) a,b 27.0 Operating income 34.0 4.8 38.8 Other (income) expense: Interest expense, net 8.2 - 8.2 Foreign currency and other (1.8) 1.6 c (0.2) Write-off of loan acquisition costs associated with refinancing of senior credit agreement 2.5 (2.5) f - 8.9 (0.9) 8.0 Income from continuing operations before income taxes 25.1 5.7 30.8 Income taxes 7.4 2.3 h 9.7 Income from continuing operations 17.7 3.4 21.1 Income from discontinued operations, net of income taxes 2.8 - 2.8 Net income 20.5 $ 3.4 $ 23.9 $ Net income per share - diluted: Continuing operations 0.37 $ 0.08 $ 0.45 $ Discontinued operations 0.06 - 0.06 Net income per share 0.43 $ 0.08 $ 0.51 $ Weighted average shares outstanding - diluted 47.2 47.2 Three Months Ended June 30, 2012

11 Exhibit D Second Quarter YTD 2012 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments Adjusted Net sales 325.2 $ - $ 325.2 $ Cost of goods sold 193.7 (0.5) d 193.2 Gross profit 131.5 0.5 132.0 Selling, general and administrative expenses 64.6 (9.1) a,b,e,g 55.5 Operating income 66.9 9.6 76.5 Other (income) expense: Interest expense, net 17.0 - 17.0 Foreign currency and other (1.3) 0.9 c (0.4) Write-off of loan acquisition costs associated with refinancing of senior credit agreement 2.5 (2.5) f - 18.2 (1.6) 16.6 Income from continuing operations before income taxes 48.7 11.2 59.9 Income taxes 15.2 4.3 h 19.5 Income from continuing operations 33.5 6.9 40.4 Income from discontinued operations, net of income taxes 5.8 - 5.8 Net income 39.3 $ 6.9 $ 46.2 $ Net income per share - diluted: Continuing operations 0.71 $ 0.15 $ 0.86 $ Discontinued operations 0.12 - 0.12 Net income per share 0.83 $ 0.15 $ 0.98 $ Weighted average shares outstanding - diluted 47.2 47.2 Six Months Ended June 30, 2012

12 Exhibit E Description of adjustments Three Months Ended Six Months Ended June 29, 2013 June 30, 2012 June 29, 2013 June 30, 2012 a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous (0.1) $ (0.2) $ (0.3) $ (0.4) $ b Stock-based compensation (4.8) (4.2) (9.3) (8.4) c Foreign currency gain (loss) 0.3 1.6 (0.5) 0.9 d Loss on disposal of property, plant and equipment included in cost of goods sold (0.9) (0.4) (0.8) (0.5) e Other non-cash or non-recurring items - - (0.3) (0.1) f Write-off of loan acquisition costs associated with refinancing of senior credit agreement - (2.5) - (2.5) g Loss on disposal of property, plant and equipment included in selling, general and administrative expenses - - - (0.2) h Impact of adjustments on income taxes 2.1 2.3 4.0 4.3

13 Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes (unaudited, in millions) June 29, 2013 June 30, 2012 June 29, 2013 June 30, 2012 Operating income: Electronics and EDVs 10.8 $ 14.5 $ 8.3 $ 31.3 $ Transportation and industrial 16.8 17.1 33.0 32.7 Energy storage 27.6 31.6 41.3 64.0 Separations media 13.8 13.0 29.3 26.8 Corporate and other (7.6) (5.8) (13.4) (14.3) Segment operating income 33.8 38.8 57.2 76.5 Stock-based compensation 4.8 4.2 9.3 8.4 Non-recurring and other costs 1.0 0.6 1.4 1.2 Total operating income 28.0 34.0 46.5 66.9 Reconciling items: Interest expense, net 9.9 8.2 19.7 17.0 Foreign currency and other (0.1) (1.8) 0.7 (1.3) Write-off of loan acquisition costs associated with refinancing of senior credit agreement - 2.5 - 2.5 Income from continuing operations before income taxes 18.2 $ 25.1 $ 26.1 $ 48.7 $